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                                                                  EXHIBIT 10(b)

                       CONSENT OF INDEPENDENT ACCOUNTANTS



We consent to the inclusion in this Post-Effective Amendment No. 1 to Registration Statement on Form SB-1 (File No. 333-04244-C) of our report dated June 20, 1997, on our audit of the financial statements of Stearns & Lehman, Inc. We also consent to the reference to our firm under the caption "Experts".



                                                     COOPERS & LYBRAND L.L.P.

Columbus, Ohio
November 26, 1997


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